HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT


         This Investors Subscription Agreement (the "Agreement") is entered into as of February 5, 1999, by and between HOLMES PRODUCTS CORP., a Massachusetts corporation (the "Company") and each of the investors listed on Exhibit A attached hereto (individually, an "Investor" and collectively, the "Investors").

         WHEREAS, the Investors wish to purchase from the Company and the Company wishes to issue and sell to such Investors, shares of the Company's capital stock, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement, intending to be legally bound, mutually agree as follows:

                                    ARTICLE I

                           Purchase and Sale of Shares

         1.1 Sale and Issuance of Shares. Subject to the terms and conditions of this Agreement, each Investor hereby subscribes for and agrees to purchase at the Closing (as herein defined), and the Company does hereby agree to sell to each Investor at the Closing, the aggregate number of shares of the Company's Common Stock ("Common Stock") set forth opposite each Investor's name on Exhibit A (the "Shares") at a purchase price of $5.03918 per share of Common Stock for the total consideration set forth opposite its name in Exhibit A. Each Investor hereby acknowledges that the number of Shares set forth opposite its name on Exhibit A constitutes the full, entire and correct number of Shares to be purchased by it pursuant to this Agreement for the amount of consideration set forth next to the name of such Investor in Exhibit A.

         1.2 Delivery of Purchase Price. In consideration of and in exchange for the Shares to be purchased hereunder, each Investor shall deliver to the Company, on the Closing Date (as hereinafter defined), the aggregate purchase price set forth opposite its name on Exhibit A (the "Purchase Price"), payable by wire transfer of immediately available funds.

         1.3 Closing. The closing of the purchase and sale of the Shares (the "Closing") shall occur at 9:00 A.M., Boston time, on February 5, 1999, at the offices of Posternak, Blankstein & Lund, L.L.P., Boston, Massachusetts, or at such other time and place as the Company and the

Investors may agree (the "Closing Date"). In consideration of the purchase by each Investor of the Shares and the payment of the Purchase Price therefor, the Company shall deliver to each Investor at the Closing a certificate or certificates evidencing the number of Shares purchased by each Investor, as set forth on Exhibit A.

                                   ARTICLE II

                  Representations and Warranties of the Company

         The Company represents and warrants to each Investor that:

         2.1 Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

         2.2 Capitalization. The authorized capital of the Company consists of (or will consist of at the Closing) 25,000,000 shares of Common Stock, $.001 par value per share, of which 20,747,663 shares will be outstanding after giving effect to the transactions contemplated hereby. There are no commitments for the purchase or sale of, and no options, warrants or other rights to subscribe for or purchase, any shares of capital stock of the Company, except as set forth on
Schedule 2.2. All of such outstanding shares of Common Stock have been duly authorized and are or at the Closing shall be validly issued and outstanding, and fully-paid and non-assessable.

         2.3 Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and for the authorization, issuance and delivery of the Shares being sold under this Agreement, has been taken. This Agreement, when executed and delivered by all parties hereto, shall constitute the valid and legally binding obligation of the Company and shall be enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

         2.4 Validity of Shares. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully paid and non-assessable and will not be subject to any pre-emptive or similar rights, voting agreements or any rights of first refusal or other similar rights in favor of any person or entity, except such rights as will have been waived or terminated at or prior to the Closing.

         2.5 Securities Act. The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Investors contained in Article III hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws.

         2.6 Private Placement Memorandum. The Confidential Offering Memorandum dated as of January 29, 1999, prepared by the Company in connection with the sale of 9 7/8% Senior Subordinated Notes of the Company does not contain any untrue statement of a material fact, or omit to state any material facts, necessary to make the statements contained therein not misleading.

                                   ARTICLE III

                         Representations, Warranties and
                           Agreements of the Investors

         Each Investor represents and warrants, in each instance as to itself only and not as to any other Investor, to the Company that:

         3.1 Authorization. The execution and delivery by such Investor and the consummation by such Investor of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Investor.

         3.2 Enforceability. This Agreement, when executed and delivered by all parties hereto, will constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally and except to the extent enforceability may be limited by general equitable principles.

         3.3      Investment Representations.

                  (a) This Agreement is made in reliance upon such Investor's representations to the Company, which by execution hereof each Investor hereby confirms, that: (i) the Shares will be acquired by such Investor for investment only, for its own account and not as a nominee or agent and not with a view to the sale or distribution of any part thereof in violation of applicable federal and state securities laws; and (ii) such Investor has no current intention of selling, granting participation in or otherwise distributing the Shares in violation of applicable federal and state securities laws. By executing this Agreement, such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares in violation of applicable federal and state securities laws.

                  (b) Such Investor understands that the Shares have not been registered under the 1933 Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder are exempt from registration under the 1933 Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the Company's reliance on such exemption is predicated on the representations and warranties of each Investor set forth herein.

                  (c) Such Investor represents that it has, either alone or together with the assistance of a "purchaser representative" (as that term is defined in Regulation D promulgated under the 1933 Act), such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company. Such Investor further represents that it is familiar with the business and financial condition, properties, operations and prospects of the Company and that it has had access, during the course of the transactions contemplated hereby and prior to its purchase of Shares, to the same kind of information that is specified in Part I of a registration statement under the 1933 Act, and that it has had the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the investment and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor has had access. Such Investor has made, either alone or together with its advisors, such independent investigation of the Company as each Investor deems to be, or its advisors deem to be, necessary or advisable in connection with this investment. Such Investor understands that no federal or state agency has passed upon this investment or upon the Company, nor has any such agency made any finding or determination as to the fairness of this investment.

                  (d) Such Investor represents that it will not sell, transfer or otherwise dispose of the Shares without registration under the 1933 Act and applicable state securities laws, or an exemption therefrom. Such Investor understands that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act and applicable state securities laws, the Shares must be held indefinitely. In particular, such Investor acknowledges that it is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the 1933 Act unless all of the conditions of such rule are met. Among the current conditions for use of Rule 144 by certain holders is the availability to the public of current information about the Company. In the event that at some time in the future the Company shall cease to be subject to the informational and reporting requirements of the Securities Exchange Act of 1934, as amended, such Investor acknowledges that such information will not be available. Such Investor represents that, in the absence of an effective registration statement covering the Shares, it will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Shareholders' Agreement referred to in Section 6.1.

                  (e) Such Investor represents that it (i) is capable of bearing the economic risk of holding the unregistered Shares for an indefinite period of time and has adequate means for providing for its current needs and contingencies, (ii) can afford to suffer a complete loss of this investment and
(iii) understands all risk factors related to the purchase of the Shares.

                  (f) Such Investor understands that the purchase of the Shares involves a high degree of risk, that there is no established market for the Shares and that it is not likely that any public market for the Shares will develop in the near future.

                  (g) Such Investor represents that neither it nor anyone acting on its behalf has paid any commission or other remuneration to any person in connection with the purchase of the Shares.

                  (h) Independent of the additional restrictions on the transfer of the shares of Common Stock contained in the Shareholders' Agreement referred to in Section 6.1, such Investor agrees that it will not transfer, dispose of or pledge any of the Shares other than pursuant to an effective registration statement under the 1933 Act and applicable state securities laws, unless and until (i) such Investor shall have notified the Company of the proposed transfer, disposition or pledge and shall have furnished the Company with a statement of the circumstances surrounding the proposed transfer, disposition or pledge and (ii) if requested by the Company and at the expense of each Investor or its transferee, such Investor shall have furnished to the Company an opinion of counsel reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel that such proposed transfer, disposition or pledge may be made without registration of such Shares under the 1933 Act and applicable state securities laws.

         3.4  Legends; Stop Transfer.

                  (a) Each Investor acknowledges that all certificates evidencing the Shares shall bear the following legend:

                              "TRANSFER RESTRICTED

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act, or unless and until (i) the transferor shall have notified the Company of the proposed transfer, disposition or pledge and shall have furnished the Company with a statement of the circumstances surrounding the proposed transfer, disposition or pledge and (ii) if requested by the Company and at the expense of each transferor or its transferee, such transferor shall have furnished to the Company an opinion of counsel reasonably satisfactory (as to counsel and as to substance) to the Company and its counsel that such proposed transfer, disposition or pledge may be made without registration of such Shares under the 1933 Act and applicable state securities laws.

                  The securities represented by this certificate are subject to the terms and conditions, including certain restrictions on transfer, of a Shareholders' Agreement, dated as of November 26, 1997, as amended from time to time, and none of such securities, or any interest therein, shall be transferred, pledged, encumbered or otherwise disposed of except as provided in that Agreement. A copy of the Shareholders' Agreement, as amended, is on file with the Clerk of the Company and will be mailed to any properly interested person without charge within five (5) days after receipt of a written request."

                  (b) The certificates evidencing the Shares shall also bear any legend required by any applicable state securities law.

                  (c) In addition, the Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the 1933 Act and applicable state securities laws covering such Shares or pursuant to and in compliance with the provisions of Section 3.3(i) hereof. A copy of this Agreement, together with any amendments thereto, shall remain on file with the Clerk of the Company and shall be available for inspection to any properly interested person without charge within five (5) days after the Company's receipt of a written request therefor.

         3.5 Brokers. No broker, investment banker, financial advisor or other person or entity is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Investor or any of its affiliates.

                                   ARTICLE IV

              Conditions to Obligations of the Investors at Closing

         The obligations of each Investor under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions:

         4.1 Representations and Warranties. The representations, warranties and agreements of the Company contained in Article II hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

         4.2 Performance by the Company. The Company shall have performed in all material respects all of its obligations and shall have materially complied with each and all of its covenants required to be performed or complied with by it on or before the Closing Date.

         4.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.

         4.4 Legal Opinion. Each Investor shall have received a legal opinion from Posternak, Blankstein & Lund, L.L.P, the Company's counsel in form and substance satisfactory to counsel for the Investors.


                                    ARTICLE V

             Conditions to the Obligations of the Company at Closing

         The obligations of the Company under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of each of the following conditions:

         5.1 Representations. The representations, warranties and agreements of the Investors contained in Article III hereof shall be true on and as of the Closing Date with the same force and effect as if they had been made on the Closing Date.

         5.2. Performance. Each Investor shall have performed in all material respects all of its obligations and shall have materially complied with each and all of its covenants required to be performed or complied with by it on or before the Closing Date, including without limitation the execution and delivery of any agreements and undertakings provided for in this Agreement.

         5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date.


                                   ARTICLE VI

                           Mutual Conditions Precedent

         The obligations of the Company and of each Investor under Article I of this Agreement are subject to the fulfillment on or before the Closing Date of the following conditions:

         6.1 Shareholders' Agreement. The Company and each of the Investors identified in Exhibit A shall, unless already a party thereto, have executed and delivered a counterpart signature page to the Shareholders' Agreement, dated as of November 26, 1997, by and among the Company and the Shareholders (as defined therein), as amended to date and by Amendment No. 1 thereto substantially in the form attached as Exhibit B hereto (the "Shareholders' Agreement").

         6.2 Simultaneous Purchase. Each Investor listed on Exhibit A hereto shall have simultaneously purchased at the Closing the number of Shares set forth opposite each Investor's name for the consideration specified.

         6.3 Simultaneous Close. The Company shall have consummated its offer to purchase shares of common stock of The Rival Company ("Rival") pursuant to the terms of the Offer to Purchase, dated as of December 23, 1998, as amended in accordance with its terms (the "Offer"), substantially simultaneously with the Closing contemplated hereby.


                                   ARTICLE VII

                         Other Agreements of the Parties

         7.1 Berkshire Partners. The parties hereto acknowledge and agree that, as compensation for consulting and advisory services in connection with the Company's acquisition of Rival, the Company shall pay to Berkshire Partners, LLC ("Berkshire") a structuring fee of $2,000,000 on the Closing Date, and the annual management fee payable to Berkshire shall be increased from $400,000 to $500,000.

         7.2 Costs, Expenses and Taxes. The Company shall pay the Company's and each Investor's reasonable legal expenses incurred in connection with this Agreement, any amendment or supplement to or modification hereto, and any and all other documents furnished pursuant hereto or thereto or in connection herewith. The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares but excluding all federal, state and local income or similar taxes and shall save and hold each Investor harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes. The Company shall bear all expenses of shipping certificates evidencing the Shares (including, without limitation, insurance expenses) from the location of the Closing to such other places within the United States of America as the Investor shall specify.

                                  ARTICLE VIII

                                  Miscellaneous

         8.1 Termination. This Agreement may be terminated (as to the party electing so to terminate it) at any time prior to the Closing Date:

                  (a) by an Investor if any of the conditions specified in
         Article IV or VI of this Agreement have not been met or waived by it pursuant to the terms of this Agreement by the Closing Date, or at such earlier date that it becomes apparent that any such condition can no longer be satisfied; or

                  (b) by the Company if any of the conditions specified in
         Article V or VI of this Agreement have not been met or waived by it pursuant to the terms of this Agreement by the Closing Date or at such earlier date that it becomes apparent that any such condition can no longer be satisfied.


         8.2 No Waiver; Modifications in Writing. No failure or delay on the part of the Company or the Investors in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or each Investor at law or in equity or otherwise. No waiver of or consent to any departure by the Company from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. This Agreement, together with the Exhibits hereto, sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each Investor. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or by or demand to or on the Company in any case shall entitle or obligate the Company to any other or further notice or demand in similar or other circumstances.

         8.3 Notices. All notices and other communications necessary or contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein. All notices shall be deemed to have been duly given upon confirmation by telecopy if delivered by telecopy or by hand, or one day after sending by overnight delivery service, or five days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

         (a)      for notices and communications to the Company:

                           Holmes Products Corp.
                           233 Fortune Boulevard
                           Milford, MA  01757
                           Telecopy:  (508) 634-1847
                           Attn:  Ira B. Morgenstern
                  with a copy to:

                           Posternak, Blankstein & Lund, L.L.P.
                           100 Charles River Plaza
                           Boston, Massachusetts  02114
                           Telecopy:  (617) 367-2315
                           Attention:  Donald H. Siegel, P.C.

                  (b) for notices and communications to each Investor, to its address as set forth under each Investor's name in Exhibit A.

By notice complying with the foregoing provisions of this Section 7.3, each party shall have the right to change the notice address for future notices and communications to such party.

         8.4 Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Agreement.

         8.5 Binding Effect; Assignment. The rights and obligations of any or all of the Investors under this Agreement may not be assigned to any other person. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon the Company and each of the Investors, and their respective successors and assigns.

         8.6 WAIVER OF JURY TRIAL. EACH OF THE COMPANY AND THE INVESTORS HEREBY EXPRESSLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SHARES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE COMPANY AND THE INVESTORS ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE INVESTORS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAVIER IS IRREVOCABLE AND MAY ONLY BE MODIFIED EITHER ORALLY OR IN AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER PURCHASE DOCUMENT OR THE SHARES. IN THE EVENT

OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

         8.7 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE VALIDITY HEREOF AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF). EACH OF THE PARTIES HERETO AGREES THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE THE RIGHTS OR OBLIGATIONS OF ANY PARTY HERETO UNDER THIS AGREEMENT MAY BE COMMENCED AND MAINTAINED IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE COMMONWEALTH OF MASSACHUSETTS. EACH OF THE PARTIES HERETO FURTHER AGREES THAT PROCESS MAY BE SERVED UPON IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED AS MORE GENERALLY PROVIDED IN SECTION 8.3 HEREOF, AND CONSENTS TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTIES WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ENFORCEMENT OF ANY RIGHTS UNDER THIS AGREEMENT.

         8.8 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         8.9 Exhibits and Headings. The Exhibit(s) to this Agreement shall be deemed to be a part of this Agreement. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         8.10 Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

         8.11 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         8.12 Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company or each Investor, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares of payment therefor.

                                   * * * * * *

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.




                                        HOLMES PRODUCTS CORP.



                                        By: /s/ Ira B. Morgenstern
                                           --------------------------------
                                           Name:  Ira B. Morgenstern
                                           Title: Senior Vice President-Finance

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Berkshire Fund IV Investment Corp.

                                              /s/ Richard K. Lubin
                                              --------------------------------
                                              By:  Richard K. Lubin
                                              Its: President

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Berkshire Fund V Investment Corp.

                                              /s/ Richard K. Lubin
                                              --------------------------------
                                              By:  Richard K. Lubin
                                              Its: President

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Berkshire Investors, LLC

                                              /s/ Richard K. Lubin
                                              --------------------------------
                                              By:  Richard K. Lubin
                                              Its: Managing Member

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:





                                              /s/ Jordan A. Kahn
                                              --------------------------------
                                              Jordan A. Kahn

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:





                                              /s/ Tommy Liu
                                              --------------------------------
                                              Woon Fai (Tommy) Liu

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Sunapee Securities, Inc.

                                              /s/ Gary Wilkinson
                                              --------------------------------
                                              By:  Gary Wilkinson, Treasurer

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Squam Lake Investors, II, L.P.

                                          By: /s/ Gary Wilkinson
                                              --------------------------------
                                              Gary Wilkinson, Treasurer of
                                              GPI, Inc., Its General Partner

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              Squam Lake Investors, III, L.P.

                                         By:  /s/ Gary Wilkinson
                                              --------------------------------
                                              Gary Wilkinson, Treasurer of
                                              GPI, Inc. its General Partner

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              FSC Corp.

                                              /s/ Mary Josephs Reilly
                                              --------------------------------
                                              By:  Mary Josephs Reilly

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:




                                              The Pangea Group, Inc.

                                              /s/  Darren Spangler
                                              --------------------------------
                                              By:  Darren Spangler
                                              Its: Vice President

                              HOLMES PRODUCTS CORP.
                        INVESTORS SUBSCRIPTION AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under SEAL as of the date first above written.

                                   INVESTORS:






                                              /s/  Thomas K. Manning
                                              --------------------------------
                                              Thomas K. Manning

EXHIBIT A  -- INVESTORS STOCK SUBSCRIPTION AGREEMENT

                   Number of Shares Purchased By Each Investor
                   -------------------------------------------

                                                 Number of Shares of                   Aggregate
Investor: Name and Address                          Common Stock                     Purchase Price
--------------------------                          ------------                     --------------
Berkshire Fund IV Investment Corp.                     4,021,470                       $20,264,925
One Boston Place, Suite 3300
Boston, MA 02108

Berkshire Fund V Investment Corp.                      4,021,470                        20,264,925
One Boston Place, Suite 3300
Boston, MA 02108

Berkshire Investors LLC                                  804,294                         4,052,980
One Boston Place, Suite 3300
Boston, MA 02108

Jordan A. Kahn                                           396,890                         2,000,000
233 Fortune Boulevard
Milford, MA 01757

Woon Fai (Tommy) Liu                                      19,844                           100,000
c/o Holmes Products (Far East) Limited
No. 9 Wing Hong Street
Kowloon, Hong Kong

Sunapee Investors LLC                                     81,362                           410,000
c/o Bain & Company, Inc.
Two Copley Place
Boston, MA 02116

Squam Lake Investors II LP                               137,919                           695,000
c/o Bain & Company, Inc.
Two Copley Place
Boston, MA 02116

Squam Lake Investors III LP                              137,919                           695,000
c/o Bain & Company, Inc.
Two Copley Place
Boston, MA 02116

FSC Corp.                                                198,445                         1,000,000
BancBoston Capital Inc.
175 Federal Street
Boston, MA 02110
Att: Mary Josephs Reilly

Pangea Group, Inc.                                         2,630                            13,252
International Trade and Consulting
358 Chestnut Hill Ave., Suite 303
Brighton, MA 02135

Thomas K. Manning                                        100,000                           503,918
c/o The Rival Company
800 East 101st Terrace
Kansas City, MO

TOTALS:                                                9,922,243                       $50,000,000

          EXHIBIT B -- AMENDMENT TO SHAREHOLDERS AGREEMENT

                                  Schedule 2.2


         As of February 1, 1999, the following warrants, options, etc. were outstanding:

         (1) Asco Investments, Ltd. -- Warrant to purchase up to 500,317 shares of Common Stock.

         (2) Employees of the Company -- Options or rights to purchase up to 1,502,723 shares of Common Stock, 114,671 shares of which are vested and exercisable.

         (3) Commitments from the Investors to purchase the shares of Common Stock set forth on Exhibit A above.